SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 20, 2016

POAGE BANKSHARES, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35295	45-3204393
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1500 Carter Avenue, Ashland, Kentucky	41101
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (606) 324-7196

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 20, 2016, the Board of Directors of Poage Bankshares, Inc. (the “Company”), the holding company for Town Square Bank (the “Bank”), amended the Company’s Bylaws to remove Article II, Section 13, which provided for a director retirement age of 70.A copy of the Amended and Restated Bylaws are attached hereto as Exhibit 3.1 and is incorporated herein by reference.  On the same date, the Bank’s Board of Directors adopted a similar amendment to the Bank’s Bylaws.

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits

3.1           Amended and Restated Bylaws of Poage Bankshares, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POAGE BANKSHARES, INC.

Date: September 20, 2016	By:	/s/Bruce VanHorn
Bruce VanHorn
President and Chief Executive Officer